Exhibit 99.6

Thomas Vozzo

President

ARAMARK

UNIFORM AND CAREER APPAREL (AUCA)

AUCA Model

Workwear, Image Apparel Mass Personalization / Design Managed Account Programs Quick Service Restaurant Leader Healthcare

Uniform Rental / Lease/ Direct Purchase Dust Control Clean Room Nationwide Network

Public Safety Equipment / Supplies Apparel Accessories Managed Account Programs

Sourcing, Manufacturing, Distribution

Business, Sports

and Entertainment

Education and Healthcare

International

Uniforms

Active Customers

Over 800,000 Active Business Customers

170,000

300,000

* Year end 2004

350,000

WearGuard Galls Rental

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms

Nationwide Service Network

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms

Financial Overview

Sales & Operating Income

2004 Sales: $1.5 billion

30%

70%

2004 Operating Income: $136 million

15%

85%

Rental Direct Marketing

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms

Size of Opportunity

Current $12-13 Billion

Potential $30 Billion

Uniform Rental

Uniform Sales

Ancillary Services

Uniform Rental

Uniform Sales

Ancillary Services

Source: Analyst reports

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms

Addressing Customer Needs

Customer Requirements:

The “right” program for each customer Reliable service delivery Excellent customer service Good value

Key ARAMARK Capabilities:

Product Authority Service Excellence

Business, Sports and Entertainment

Education and

Healthcare

International

Uniforms

Delivering Product Authority

Over 150,000 SKUs in stock Apparel for all professions Best product guarantee 500+ new products/year

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms

Delivering Product Authority

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms

Delivering Service Excellence

Highly reliable rental delivery network Nationwide consistent service standards Extensive personalization capability World class direct sale fulfillment

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms

Delivering Service Excellence

Rental Customer Satisfaction Measurement

Independent research firm 67,000 surveys per year All national account locations

Customer Retention

94% 93% 92% 91% 90%

92%

92%

93%

FY02 FY03 FY04

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms

Delivering Service Excellence

Qualifying Criteria

Minimum 95% retention

“Top 10%” route sales performance

– Abide by ARAMARK’s Mission Statement and Guiding Principles YTD results up significantly

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms

Delivering Service Excellence

Direct Sale

95% orders shipped same day 100% satisfaction guarantee Pack-by-wearer service Teams assigned to specific customers

On-time Delivery vs. Promise

95% 95% 94% 94% 93% 93% 92%

93%

94%

95%

2003 2004 2005

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms

Delivering Service Excellence

National Coverage of Distribution Centers

= Reno, NV = Salem, VA = Lexington, KY = Lawrenceville = Hanover, MA = Norwell, MA = Decatur, IL

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms

Value Creation –

Transforming the Business

Sales Excellence

Margin Expansion

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms

Sales Excellence—Rental

Shift to a Sales Driven

Organization

30% increase in headcount

20% increase in productivity

Programs launched to improve hiring, on-boarding, training and retention

Improved sales tools

Rewards and recognition programs

Sales	as a career path

Organic Growth

%

5 4 3 2 1 0

0% 0% 0%

3%	3%

4%

5%	5%

Q3 ‘03 Q4 ‘03 Q1 ‘04 Q2 ‘04 Q3 ‘04 Q4 ‘04 Q1 ‘05 Q2 ‘05

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms

Focus on Growing Sectors

Specialty Sector Growth

Program Development

Dedicated marketing resources

Specialized sales approach

Targeted communication programs

Key Sectors

Flame Resistant

Cleanroom

Automotive

Law Enforcement Agencies

Healthcare

Quick	Service Restaurants

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms

Drivers of Margin Expansion

Merchandise

Higher	utilization of self-manufactured garments

Worldwide sourcing to lower product cost

Plant and Operations

Automation	of plants to reduce labor costs

Improved utility utilization

Delivery and Distribution

Route	optimization to reduce hours and fuel consumption

New West Coast distribution center will reduce freight costs

Labor

Shared	services of back office functions to streamline organization

Improved safety programs will reduce insurance costs

Business Processes

Further	standardization to improve operational efficiency and accountability (“Customer Connect”)

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms

Margin Expansion –Customer Connect

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms

Margin Expansion –Customer Connect

Handheld

Route Accounting

Shared Services

Benefits

Eliminates paperwork/saves route time Eliminates order entry errors Centralized pricing application

One database – all businesses Regional, multi-location, and national accounts support enhanced Central billing functionality

Improved cash flow Staff consolidation Expanded service hours

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms

Questions and Answers